Exhibit 10.1

This AMENDMENT NO. 2 is made as of the 30th day of June, 2014 to the Credit Agreement (defined below) by and among Air Products and Chemicals, Inc., the Other Borrowers parties from time to time , The Royal Bank of Scotland plc, as Administrative Agent (the “Administrative Agent”) and Banco Bilbao Vizcaya Argentaria, S.A. (the “Supplemental Lender”). All capitalized terms used but not otherwise defined herein shall have the meanings given them in the Credit Agreement.

The Borrowers, the Administrative Agent and the Lenders are parties to the $2,500,000,000 Revolving Credit Agreement dated as of April 30, 2013 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”).

Pursuant to Section 2.09 of the Credit Agreement, the Borrowers may, at their option, seek to increase the Total Revolving Credit Commitment by obtaining additional Commitments upon satisfaction of certain conditions.

The Supplemental Lender is a new Lender that is a lending institution whose identity the Administrative Agent will approve by its signature below.

In consideration of the foregoing, the Supplemental Lender from and after the date hereof shall have a Revolving Credit Committed Amount of $95,000,000 as of the date hereof, the Supplemental Lender hereby assumes all of the rights and obligations of a Lender under the Credit Agreement.

The Borrowers have executed and delivered to the Supplemental Lender as of the date hereof, if they were requested by the Supplemental Lender, Notes in the form attached to the Credit Agreement as Exhibit A to evidence the Commitment of the Supplemental Lender.

[signature page follows]

IN WITNESS WHEREOF, the Administrative Agent, the Borrowers and the Supplemental Lender have executed this Amendment as of the date shown above.

AIR PRODUCTS AND CHEMICALS, INC.

By:	/s/ Gregory E. Weigard
Name:	Gregory E. Weigard
Title:	Assistant Treasurer

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. (BBVA)

By:	/s/ Nurys Maleki
Name:	Nurys Maleki
Title:	Vice President

By:	/s/ Luca Sacchi
Name:	Luca Sacchi
Title:	Managing Director

THE ROYAL BANK OF SCOTLAND PLC, as Administrative Agent

By:	/s/ Brett Thompson
Name:	Brett Thompson
Title:	Director

Consented to:

THE ROYAL BANK OF SCOTLAND PLC, as Issuer

By:	/s/ Brett Thompson
Name:	Brett Thompson
Title:	Director

HSBC BANK USA, N.A., as Issuer

By:	/s/ David A. Mandell
Name:	David A. Mandell
Title:	Managing Director

BNP PARIBAS, as Issuer

By:	/s/ Christopher Sked
Name:	Christopher Sked
Title:	Managing Director

By:	/s/ Nicole Rodriguez
Name:	Nicole Rodriguez
Title:	Vice President